UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 16, 2019

NL Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

New Jersey	1-640	13-5267260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas 75240-2620
(Address of Principal Executive Offices, and Zip Code)

Registrant’s Telephone Number, Including Area Code
(972) 233-1700

 (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NL	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

The registrant held its 2019 annual meeting of shareholders on May 16, 2019.  At the 2019 annual meeting, the registrant’s shareholders voted on the two proposals described in detail in the registrant’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 26, 2019.  Shareholders present at the 2019 annual meeting, either in person or by proxy, represented 93.6% of the 48,727,484 shares eligible to vote at the meeting.

Proposal 1:  Election of Directors

The registrant’s shareholders elected Ms. Loretta J. Feehan, Mr. Robert D. Graham, Mr. John E. Harper, Ms. Meredith W. Mendes, Mr. Cecil H. Moore, Jr. and Gen. Thomas P. Stafford (ret.) as directors.  Each director nominee received votes “For” his or her election from at least 86.7% of the shares eligible to vote at the annual meeting.

Proposal 2:  Say-on-Pay, Nonbinding Advisory Vote Approving Executive Compensation

The registrant’s shareholders adopted a resolution, on a nonbinding advisory basis, approving the compensation of the registrant’s named executive officers as described in the registrant’s 2019 proxy statement.  The resolution received the approval from 85.0% of the shares eligible to vote at the annual meeting.

Item 7.01	Regulation FD Disclosure.

The registrant also hereby furnishes the information set forth in it press releases issued on May 16, 2019, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.  The information the registrant furnishes in this report under this Item 7.01, and the exhibit in Item 9.01, is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Exhibit Index

	99.1	Press release dated May 16, 2019 issued by the registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NL Industries, Inc.
(Registrant)

By: /s/ Clarence B. Brown, III
Date: May 16, 2019	Clarence B. Brown, III, Vice President and Secretary